UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2023

Oxbridge Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-40725	98-1615951
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Suite 201, 42 Edward Street

Georgetown, Grand Cayman

P.O. Box 469, KY1-9006

Cayman Islands

(Address of Principal Executive Offices)

(345) 749-7570

(Registrant’s Telephone Number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share $0.0001, and one redeemable warrant	OXACU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	OXAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units	OXACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously announced, on February 24, 2023, Oxbridge Acquisition Corp. (“Oxbridge” or the “Company”) entered into a Business Combination Agreement and Plan of Reorganization (the “Business Combination Agreement”) by and among Oxbridge, OXAC Merger Sub I, Inc., a direct, wholly owned subsidiary of Oxbridge (“First Merger Sub”), Summerlin Aviation LLC (f/k/a OXAC Merger Sub II, LLC), a direct, wholly owned subsidiary of Oxbridge (“Second Merger Sub”“), and Jet Token Inc. (“Jet Token”). Pursuant to the Business Combination Agreement, among other things, (i) Oxbridge will domesticate as a Delaware corporation and change its name to “Jet.AI Inc.” (“Jet.AI”) in connection with the domestication, (ii) First Merger Sub will merge with and into Jet Token (the “First Merger”), with Jet Token surviving the merger as a wholly owned subsidiary of Jet.AI, and (iii) Jet Token (as the surviving entity of the First Merger) will merge with and into Second Merger Sub (the “Second Merger” and, together with the Domestication, the First Merger, and all other transactions contemplated by the Business Combination Agreement, the “Business Combination”), with Second Merger Sub surviving the merger as a wholly owned subsidiary of Jet.AI.

Extension Meeting Cancellation

As previously disclosed in its definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 2, 2023 (the “Proxy Statement”), Oxbridge is scheduled to hold an extraordinary general meeting of its shareholders on August 11, 2023 (the “Extension Meeting”).

On August 10, 2023, Oxbridge issued a press release announcing that the Extension Meeting, which was originally scheduled for August 11, 2023, has been cancelled. The transactions contemplated by the Business Combination Agreement were consummated on August 10, 2023. As a result, the Company has decided to (i) no longer pursue the extension and (ii) cancel the Extension Meeting without bringing the extension proposal to its shareholders.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Nasdaq Opening Bell

On August 10, 2023, Oxbridge issued a press release announcing that Jet Token’s Founder and Chairman, Mike Winston, will ring the opening bell of the Nasdaq Stock Market on Friday, August 11, 2023, at 9:30 AM Eastern Time in connection with the closing of the Business Combination. He will be accompanied by the Company’s senior management team and board of directors. The opening bell ceremony will be broadcasted live from the Nasdaq MarketSite Tower in New York City, New York at 9:30 AM Eastern Time.

A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K and the press releases attached as Exhibit 99.1 and 99.2 hereto is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, the risks and uncertainties indicated from time to time in the Company’s filings with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description.

99.1	Press Release, dated August 10, 2023.

99.2	Press Release, dated August 10, 2023.

104	Cover Page Interactive Data File (embedded with the Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXBRIDGE ACQUISITION CORP.

By:	/s/ Jay Madhu
Jay Madhu
Chief Executive Officer

Date: August 11, 2023